Payable To Platform Investors	12 Months Ended
Dec. 31, 2022
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Payable To Platform Investors
28	Payable to platform investors
As of December 31, 2021, payable to platform investors are the funds received from platform investors while investment decisions are yet to be made, or investors’ funds whose withdrawal is in processing due to settlement time. As of December 31, 2022, payable to platform investors are the investors’ funds whose withdrawal is in processing due to settlement time.